UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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☒           Definitive Proxy Statement

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SL INDUSTRIES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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SL INDUSTRIES, INC.
520 Fellowship Road
Suite A-114
Mount  Laurel, New Jersey 08054
_______________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held June 5, 2012
_________________

To The Holders of Our Common Stock:

We invite you to attend our annual shareholders’ meeting on June 5, 2012 at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, 65 East 55th Street, New York, New York 10022 at 10:00 A.M., Eastern Time.  At the meeting, you will hear an update on our operations, have a chance to meet some of our directors and executives, and vote on the following matters:

1.	To elect five (5) directors until the next annual meeting in 2013 or until their successors have been elected and qualified;

2.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for fiscal 2012; and

3.	Any other matters that properly come before the meeting.

This booklet includes a formal notice of the meeting and the proxy statement.  The proxy statement tells you more about the agenda and procedures for the meeting.  It also describes how our Board of Directors operates and gives personal information about our director nominees.

Only record holders of SL Industries, Inc. common stock, $0.20 par value per share (the “Common Stock”), at the close of business on May 1, 2012 will be entitled to vote on the foregoing matters at the annual meeting.  Even if you only own a few shares of Common Stock, we want your shares to be represented at the annual meeting.  Your vote is important regardless of the number of shares you own.  I urge you to complete, sign, date and return your proxy card promptly in the enclosed envelope.  You also have the option of voting your proxy via the Internet at www.proxyvote.com or by calling toll free via a touch-tone phone at 1-800-690-6903. Proxies submitted by telephone or over the Internet must be received by 11:59 p.m. Eastern Time on June 4, 2012.

We have also provided you with the exact place and time of the meeting if you wish to attend in person.

The notice and Proxy Statement are first being mailed to our stockholders on or about May 2, 2012.

Sincerely yours,

/s/ Louis J. Belardi

LOUIS J. BELARDI
Secretary
Mount Laurel, New Jersey
May 2, 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SHAREHOLDER MEETING TO BE HELD ON JUNE 5, 2012

This Notice of Annual Meeting and Proxy Statement along with the SL Industries, Inc. Annual Report on Form 10-K for the year ended December 31, 2011, (without exhibits) are available on the Internet at: www.proxyvote.com.

SL INDUSTRIES, INC.
520 Fellowship Road
Suite A-114
Mount  Laurel, New Jersey 08054
(856) 727-1500

PROXY STATEMENT

Introduction

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of SL Industries, Inc., a New Jersey corporation (the “Company”) of proxies in the accompanying form to be used at the Annual Meeting of Shareholders of the Company to be held on June 5, 2012, and any adjournment or postponement thereof (the “Meeting”).  This Proxy Statement, the accompanying form of proxy, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (the “2011 Annual Report”) (without exhibits), is being mailed to shareholders on or about May 2, 2012. The shares represented by the proxies received pursuant to the solicitation made hereby and not revoked will be voted at the Meeting.

Meeting of Shareholders

The Meeting will be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, 65 East 55th Street, New York, New York 10022 on June 5, 2012, at 10:00 A.M., Eastern Time.

Record Date and Voting

The Board has fixed the close of business on May 1, 2012, as the record date (the “Record Date”) for the determination of holders of outstanding shares of the Company entitled to notice of and to vote on all matters presented at the Meeting.  Such shareholders will be entitled to one vote for each share held on each matter submitted to a vote at the Meeting.  You may vote in person at the Meeting or by proxy.  You also have the option of voting your proxy via the Internet at www.proxyvote.com or by calling toll free via a touch-tone phone at 1-800-690-6903. Proxies submitted by telephone or over the Internet must be received by 11:59 p.m. Eastern Time on June 4, 2012.  If you vote via the Internet, you will need to follow the instructions on your proxy card and the website. If you vote by telephone, you will need to follow the instructions on your proxy card and the recorded telephone instructions. You may incur telephone and Internet access charges when you vote by telephone or via the Internet.  On the Record Date, there were approximately 4,438,310 shares of the Company’s common stock, $0.20 par value per share (the “Common Stock”), issued and outstanding, each of which is entitled to one vote on each matter to be voted upon.

Purposes of the Meeting

The purposes of the Meeting are to vote upon (i) the election of five (5) directors to serve until the next annual meeting in 2013, or until their successors have been duly elected and qualified (Proposal 1), (ii) the ratification of Grant Thornton LLP as the Company’s independent accountants for the fiscal year ending December 31, 2012 (Proposal 2) and (iii) such other business as may properly come before the Meeting.

Quorum and Required Vote

Under the By-Laws of the Company, the presence of a quorum is required for each matter to be acted upon at the Meeting.  The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum for the purpose of acting on the matters referred to in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement and any other proposals that may properly come before the Meeting.  Broker non-votes and abstentions will be counted only for the purpose of determining whether a quorum is present at the Meeting.  Broker non-votes occur when a broker returns a proxy but does not have the authority to vote on particular proposals.

The director nominees receiving a plurality of the votes cast during the Meeting will be elected to fill the seats of the Board (Proposal 1).  For Proposal 2 to be approved, the affirmative vote of a majority of the votes cast is required for approval.  Please note that the rules that determine how your broker can vote your shares have changed.  Brokers may no longer vote your shares on the election of directors in the absence of your specific instructions as to how to vote.  You must provide your broker with voting instructions so that your vote will be counted.

Brokers that do not receive instructions from the beneficial owners of shares of Common Stock being voted are not entitled to vote on any proposal at the Meeting other than to ratify the appointment of Grant Thornton LLP as the Company’s independent accountants (Proposal 2).  Broker non-votes will have no effect on the outcome of the election of directors (Proposal 1).

Proxies

The Board requests your proxy.  Giving the Board your proxy means you authorize it to vote your shares at the Meeting in the manner you direct.  You may vote “FOR” all, some or none of the director nominees.  You may also vote “FOR” or against the other proposal or abstain from voting.

A form of proxy is enclosed that designates persons named therein as proxies to vote shares at the Meeting.  Each proxy in that form that is properly signed and received prior to the Meeting will be voted as specified in the proxy or, if not specified, they will be voted in accordance with the Board’s recommendations.

The form of proxy accompanying this Proxy Statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting of Shareholders and with respect to any other matters which may properly come before the Meeting.  As of the date of this Proxy Statement, management of the Company knows of no such amendment or variation or of any matters expected to come before the Meeting which are not referred to in the accompanying Notice of Annual Meeting of Shareholders.

A shareholder who has given a proxy may revoke it by voting in person at the Meeting, by giving written notice of revocation to the Secretary of the Company or by giving a later dated proxy at any time before voting.

Only holders of Common Stock, their proxy holders, and the Company’s invited guests may attend the Meeting.  If you wish to attend the Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the Meeting.  For example, you could bring an account statement showing that you beneficially owned shares of the Common Stock as of May 1, 2012 as acceptable proof of ownership.

Costs of Solicitation

The Company will bear the cost of printing and mailing proxy materials, including the reasonable expenses of brokerage firms and others for forwarding the proxy materials to beneficial owners of Common Stock.  In addition to solicitation by mail, solicitation may be made by certain directors, officers and employees of the Company, or firms specializing in solicitation, and may be made in person or by telephone or email.  No additional compensation will be paid to any director, officer or employee of the Company for such solicitation.  The Company has retained Mackenzie Partners, Inc. to assist the Company in the solicitation of proxies for a fee of $7,500 plus expenses.

Certain Financial Information

Please take note that the Company’s 2011 Annual Report is available on the Internet along with the Notice of Annual Meeting and this Proxy Statement at: www.proxyvote.com.

Any shareholder of the Company may obtain without charge copies of the 2011 Annual Report and this Proxy Statement, including the Company’s certified financial statements and any exhibits, as filed with the SEC, by writing to the Corporate Secretary, SL Industries, Inc., 520 Fellowship Road, Suite A-114, Mount Laurel, New Jersey 08054.

PROPOSAL 1

 ELECTION OF DIRECTORS

The Company has one class of directors, each serving a one-year term.  Directors elected at the Meeting will serve until the 2013 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified. The Nominating and Corporate Governance Committee has nominated each of the directors for re-election.

Information with Respect to Nominees and Directors

Set forth below are the names and ages of the nominees for directors and their principal occupations at present and for the past five years.  There are, to the knowledge of the Company, no agreements or understandings by which these individuals were so selected.  No family relationships exist between any directors or executive officers, as such term is defined in Item 401 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Board has adopted independence standards for directors that conform to the standards required by the NYSE Amex (formerly, the American Stock Exchange) for listed companies.  Based on the Company’s director independence standards, the Board has affirmatively determined that Messrs. Schwarz, Gray and Risher are independent.

Name	Age	Current Offices with the Company	Director Since
Glen M. Kassan(1)	68	Chairman, Director	2002
Mark E. Schwarz(1)(2)(3)(4)	51	Director	2002
Avrum Gray(2)(3)(4)	76	Director	2002
James A. Risher(2)(3)	69	Director	2003
Warren G. Lichtenstein	46	Director	2010 2002-2008 1993-1997

(1)	Member of Executive Committee.

(2)	Member of Audit Committee.

(3)	Member of Compensation Committee.

(4)	Member of Nominating and Corporate Governance Committee.

The Company believes that the collective skills, experiences and qualifications of its directors provides the Board with the expertise and experience necessary to advance the interests of the Company’s shareholders.  While the Board has not established any specific, minimum standards that must be met by each director, it uses a variety of criteria to evaluate directors’ qualifications.  In addition to the individual attributes of each director described below, the Company believes directors must exhibit the highest standards of professional and personal ethics and values.  Directors should also possess a broad experience at the policy-making level in business, exhibit commitment to enhancing shareholder value, have no current or potential conflict of interest, devote sufficient time to carry out his/her duties and have the ability to provide insight and practical wisdom based on past experience.

Business Background

The following is a summary of the business experience of each of the persons named above and the primary aspects of their experience, qualifications, attributes or skills that led to the conclusion that each individual is qualified to serve on the Board:

Glen M. Kassan, age 68, was elected as Chairman of the Board on May 14, 2008 and was Vice Chairman of the Board from August 2005 until May 2008. Mr. Kassan has served as a director on the Board since January 2002 and previously served as President of the Company from February 2002 until August 2005, as interim Chief Executive Officer (“CEO”) from June 14, 2010 to June 29, 2010, and as interim Chief Financial Officer (“CFO”) from June 14, 2010 to August 30, 2010.  He is a Managing Director and operating partner of Steel Partners LLC (“Steel Partners”), a subsidiary of Steel Partners Holdings L.P. (“SPH”), a global diversified holding company that owns and operates businesses and has significant interests in leading companies in a variety of industries, including diversified industrial products, energy, defense, banking, insurance, and food products and services.  He has been associated with Steel Partners and its affiliates since August 1999.  Mr. Kassan served as the Vice President, CFO and Secretary of the predecessor entity of SPH from June 2000 to April 2007.  He has served as a director of Handy & Harman Ltd. (“HNH”), a diversified manufacturer of engineered niche industrial products, since July 2005 and as the Vice Chairman of the Board and CEO of HNH since October 2005.  He was a director of United Industrial Corporation (“UIC”), a company principally focused on the design, production and support of defense systems, which was acquired by Textron Inc., from October 2002 to November 2007.  As a result of these and other professional experiences, including his years of experience and record of success in leadership positions in manufacturing, industrial and other public companies having attributes similar to our Company as well as the expertise he possesses in capital markets and corporate finance, we believe Mr. Kassan is qualified to serve as Chairman of the Board.

Mark E. Schwarz, age 51, was elected as a director on January 24, 2002.  He is the Managing Member of Newcastle Capital Group, L.L.C., the general partner of Newcastle Capital Management, L.P. (“NCM”), and Chairman of the Board, CEO and Portfolio Manager of NCM, which is the general partner of Newcastle Partners, L.P., a private investment firm he founded in 1993. Mr. Schwarz presently serves as Executive Chairman of the Board of Directors of Hallmark Financial Services, Inc. (“Hallmark”), a specialty property and casualty insurer. He was elected Executive Chairman of Hallmark in August 2006. He served as CEO of Hallmark from January 2003 until August 2006, and as President from November 2003 through March 2006.   Mr. Schwarz has, since February 2004, served as the Chairman of the Board of Directors of Pizza Inn, Inc., an operator and franchisor of pizza restaurants and has served on its Board of Directors since December 2002. Mr. Schwarz has, since September 2004, served as Chairman of the Board of Directors of Bell Industries, Inc., a company primarily engaged in providing computer systems integration services and has served on its board of directors since 2000. Mr. Schwarz was appointed the CEO of Wilhelmina International, Inc. (“Wilhelmina”) (formerly New Century Equity Holdings Corp.), a talent representation company, in April 2009 and has served as its Chairman of the Board since June 2004. Mr. Schwarz previously served as Interim Chief Executive Officer of Wilhelmina beginning in October 2007. Mr. Schwarz served as a director of MedQuist, Inc., a provider of clinical documentation workflow solutions in support of electronic health records, from December 2007 to August 2009, and Nashua Corporation, a manufacturer of specialty papers, labels and printing supplies, from 2001 to September 2009. Mr. Schwarz has also served as a director of Vesta Insurance Group, Inc., a holding company for a group of insurance companies, and within the past five years, served as a director of WebFinancial Group, Inc., a holding company with subsidiaries operating in niche banking markets.  With nearly 20 years experience as an investment manager and a business executive, Mr. Schwarz brings significant leadership, financial expertise, operational skills and public company board of directors and executive experience to the Board.  Through investments made by NCM and its affiliates, Mr. Schwarz has broad and substantial experience analyzing and advising public companies, including with respect to issues such as corporate governance, capital raising, capital allocation and general operational and business strategy, and has been closely involved in the operations of companies across a range of industries in both director and executive capacities.  As a result of these and other professional experiences, including his extensive business and investment expertise and broad director experience, the Company has concluded that Mr. Schwarz is qualified to serve as a director.

Avrum Gray, age 76, was elected as a director on May 23, 2002. Mr. Gray is the Chairman of G-Bar Limited Partnership, one of the nation’s largest independent options trading firms and a leading specialist in computer-based arbitrage activities in the derivative markets, and has held this position since 1982. From 2000 until December 2009, Mr. Gray was a director of Nashua Corporation, a specialty paper, label and printing supplies manufacturer. From 1999 until December 2009, Mr. Gray was a director of the LGL Group, Inc. (formerly the Lynch Corporation), a holding company with subsidiaries engaged in manufacturing and distributing frequency control devices and other equipment. From 2003 to 2009, Mr. Gray was a director of Material Sciences Corporation, a materials solution provider. Mr. Gray is the former Chairman of the Board of Lynch Systems, Inc., a glass press supplier to the television and computer industry, and a former CEO of Alloy Consolidated Industries, a privately held manufacturer of components and devices for the automotive aftermarket. Additionally, Mr. Gray has been Chairman of the Board of Spertus College, as well as a board member of the Illinois Institute of Technology, the Stuart School and a number of philanthropic organizations, including the Jewish Federation of Chicago. As a result of these and other professional experiences, the Company has concluded Mr. Gray is qualified to serve as a director based on his positions of leadership in other public and private companies.

James A. Risher, age 69, was elected as a director on May 29, 2003. Mr. Risher has been the Managing Partner of Lumina Group, LLC, a private company engaged in the business of consulting and investing in small and mid-size companies, since 1998. Mr. Risher has served as a director of DGT Holdings Corp. (formerly Del Global Technologies Corp.) (“DGT”) since April 2005. He was also the President and CEO of DGT from August 2006 through August 2009. From February 2001 to May 2002, Mr. Risher served as Chairman of the Board and CEO of BlueStar Battery Systems International, Inc. (“BlueStar”), a Canadian public company that is an e-commerce distributor of electrical and electronic products to selected automotive aftermarket segments and targeted industrial markets.  BlueStar filed CCAA (a petition for reorganization under Canadian bankruptcy laws) in August 2001, and a plan of reorganization was approved in November 2001. From 1986 to 1998, Mr. Risher served as a director, CEO and President of Exide Electronics Group, Inc. (“Exide”), a global leader in the uninterruptible power supply industry. He also served as Chairman of the Board of Exide from December 1997 to July 1998. Mr. Risher was also a director of Wilhelmina from October 2004 until January 2010.  As a result of these and other professional experiences, including numerous leadership positions in other public and private companies, as well as his knowledge of the Company and the industries in which it operates, the Company has concluded that Mr. Risher is qualified to serve as a director.

Warren G. Lichtenstein, age 46, was elected as a director on March 30, 2010 to fill the vacancy created by the resignation of James R. Henderson.  From February 2002 until August 2005, Mr. Lichtenstein served as CEO of the Company.  He had previously served as a director (formerly Chairman of the Board) of the Company from January 2002 to May 2008 and from 1993 to 1997.  Mr. Lichtenstein has been the Chairman of the Board and CEO of the general partner of SPH since July 15, 2009.  He is also the Chairman of the Board and CEO of Steel Partners and has been associated with Steel Partners and its affiliates since 1990.  He is a Co-Founder of Steel Partners Japan Strategic Fund (Offshore), L.P., a private investment partnership investing in Japan, and Steel Partners China Access I LP, a private equity partnership investing in China.  He also co-founded Steel Partners II, L.P., a private investment partnership that is now a wholly-owned subsidiary of SPH, in 1993.  Mr. Lichtenstein has served as a director of GenCorp Inc., a manufacturer of aerospace and defense products and systems with a real estate business segment, since March 2008.  He has served as a director (currently Chairman of the Board) of Steel Excel Inc., a company whose business is expected to consist primarily of capital redeployment and identification of new, profitable operations in the sports, training, education, entertainment and lifestyle businesses, since October 2010.  He has also served as Chairman of the Board of HNH since July 2005. He served as a director of the predecessor entity of SPH from 1996 to June 2005, as Chairman and CEO from December 1997 to June 2005 and as President from December 1997 to December 2003.  He served as the Chairman of the Board, President and CEO of SP Acquisition Holdings, Inc., a company formed for the purpose of acquiring one or more businesses or assets, from February 2007 until October 2009.  Mr. Lichtenstein served as a director (formerly Chairman of the Board) of UIC from May 2001 to November 2007. He served as a director of KT&G Corporation, South Korea’s largest tobacco company, from March 2006 to March 2008. He served as a director of Layne Christensen Company, a provider of products and services for the water, mineral and energy markets, from January 2004 to October 2006.  As a result of these and other professional experiences, we believe Mr. Lichtenstein is qualified to serve as a member of the Board due to his expertise in corporate finance, his experience in managing private investment funds and his related service as a director of, and advisor to, a diverse group of public companies, including other companies having attributes similar to the Company.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE UNDER PROPOSAL ONE. PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THIS PROPOSAL, UNLESS YOU SPECIFY OTHERWISE IN YOUR PROXY.

Executive Officers who are not Directors

William T. Fejes, Jr., age 56, has served as CEO and President of the Company since June 29, 2010. From 2007 until April 2010, Mr. Fejes was the Chief Operating Officer of Seakeeper, Inc., a company that designs, manufactures and markets motion stabilization equipment for boats under 50 meters in length. Prior to joining Seakeeper, Inc., Mr. Fejes was the President and CEO of TB Wood’s Corporation (“TB Wood’s”), a public company that designs, manufactures and markets industrial power transmission components, with plants in the United States, Mexico and Italy, from 2004 to 2007, and was a director of TB Wood’s from 2004 to 2005.  Mr. Fejes also held various executive and management roles at Danaher Corporation, a public company that designs, manufactures and markets industrial and consumer products, for 18 years.  Since March 2009, Mr. Fejes has served as a director of Broadwind Energy, a public company for which he also serves as the Chairman of the Governance / Nominating Committee and as a member of the Audit Committee and the Compensation Committee.  From 2008 to 2010, Mr. Fejes was a Director of Automation Solutions, Inc., a privately held distributor of factory automation equipment.

Louis J. Belardi, age 60, has served as CFO of the Company since August 30, 2010, and as the Company’s Secretary and Treasurer since July 2010.  Mr. Belardi previously served as the Corporate Controller of the Company from 2004 until August 29, 2010, during which time he was responsible for management of the Company's corporate accounting, SEC reporting functions and Sarbanes Oxley compliance.   Prior to joining the Company, Mr. Belardi was a partner in his own management consulting firm that specialized in providing financial consulting to public corporations.   Before entering consulting, he was promoted through several financial roles to the position of Vice President Finance and Administration at Aydin Corporation, now part of L-3 Communications.   Mr. Belardi started his career at Price Waterhouse.

Director Compensation

Director compensation is more fully described below in the “Director Compensation Table” located in the “Executive Compensation” portion of this Proxy Statement.

Board Committees and Meetings

The Board met on 10 occasions and acted by written consent on 2 occasions during the year ended December 31, 2011.  Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board; and (ii) the total number of meetings held by all committees of the Board on which he served.  There are four committees of the Board: the Executive Committee, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

Each director is expected to make reasonable efforts to attend Board meetings, meetings of committees of which such director is a member and the Annual Meeting of Shareholders.  Four directors attended the 2011 Annual Meeting of Shareholders.

The Board has approximately four regularly scheduled meetings per year. In addition, special meetings of the Board are called from time to time as determined by the needs of the Company's business.  The Audit Committee holds meetings on at least a quarterly basis, the Compensation Committee and the Nominating and Corporate Governance Committee meet no less frequently than once a year, and the Independent Directors meet as often as necessary to fulfill their responsibilities, including meeting at least annually in executive session without the presence of non-independent directors and management.

Executive Committee

The Executive Committee has and may exercise all the authority of the Board, except that the Executive Committee cannot make, alter or repeal any By-Law of the Company, elect or appoint any director or remove any officer or director, submit to shareholders any action that requires shareholder approval, or amend or repeal any resolution previously adopted by the Board, which by its terms is amendable or repealable only by the Board.  The members of the Executive Committee during the fiscal year ended December 31, 2011 were Glen M. Kassan and Mark E. Schwarz.  The Executive Committee did not meet during the fiscal year ended December 31, 2011.

Audit Committee

The Company has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act.  The Audit Committee has adopted a written charter, which is available on the Company’s website at www.slindustries.com.  The adequacy of the charter has been reviewed and assessed by the Audit Committee on an annual basis.  The members of the Audit Committee during 2011 were Avrum Gray, James A. Risher, and Mark E. Schwarz, each of whom is independent under the criteria for being “independent” set forth under Section 803(A) of the listing standards of the NYSE Amex.  In addition, the Board has determined that Avrum Gray, the Chairman of the Audit Committee and a non-management director, is an audit committee financial expert serving on the Audit Committee.  The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee the Company’s financial reporting activities.  The Audit Committee annually selects independent public accountants to serve as auditors of the Company’s books, records and accounts. The Audit Committee reviews the scope of the audits performed by such auditors, the audit reports prepared by them and discusses with the auditors those matters required to be discussed by Statement on Auditing Standards No. 61.  The Audit Committee also reviews and monitors the Company’s internal accounting procedures and discusses the Company’s Audited Financial Statements with management.  A report from the Audit Committee is also included in this Proxy Statement.  A “Report of the Audit Committee” is included in this Proxy Statement.  The Audit Committee met on 5 occasions and acted by written consent on 1 occasion during the fiscal year ended December 31, 2011.

Compensation Committee

The Compensation Committee reviews compensation arrangements and personnel matters.  The Compensation Committee has adopted a written charter, which is available on the Company’s website at www.slindustries.com.  The members of the Compensation Committee are James A. Risher, Mark E. Schwarz and Avrum Gray.  Each member of the Compensation Committee meets the criteria for being “independent” set forth under Section 803(A) of the listing standards of the NYSE Amex.  The Compensation Committee met on 7 occasions during the fiscal year ended December 31, 2011.

The Compensation Committee retained the Hay Group to provide market compensation data and analysis for the directors and executive management of the Company and each of its subsidiaries.  The Compensation Committee considered this information in structuring its compensation policy for directors and executive officers.

The Compensation Committee has the ultimate authority to determine compensation of the Company’s executive officers, but may form and delegate authority to subcommittees when appropriate. The Compensation Committee reviews director compensation levels and practices, and recommends, from time to time, changes in such compensation levels and practices to the Board (including retainer, committee chairs’ fees, stock options, restricted stock units, and other similar items, as appropriate). The Compensation Committee’s procedures for considering and determining executive and director compensation are detailed in the “Executive Compensation” portion in this Proxy Statement.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee recommends criteria for service as a director, reviews candidates and recommends appropriate governance practices.  The Nominating and Corporate Governance Committee has adopted a written charter, which is available on the Company’s website at www.slindustries.com.  The members of the Nominating and Corporate Governance Committee during 2011 were Mark E. Schwarz and Avrum Gray.  Each member of the Nominating and Corporate Governance Committee meets the criteria for being “independent” set forth under Section 803(A) of the listing standards of the NYSE Amex.  The Nominating and Corporate Governance Committee acted by written consent on 1 occasion during the fiscal year ended December 31, 2011.

The Nominating and Corporate Governance Committee considers and makes recommendations to the Board with respect to the size and composition of the Board and identifies potential candidates to serve as directors, to the extent there are vacancies on the Board.  The Nominating and Corporate Governance Committee considers recommendations for director nominees from a wide variety of sources, including members of the Board, business contacts, community leaders, third-party advisory services and members of management. The Nominating and Corporate Governance Committee also considers shareholder recommendations for director nominees that are properly received in accordance with the Company’s By-Laws, and applicable rules and regulations of the Securities and Exchange Commission (the “SEC”). The Nominating and Corporate Governance Committee does not evaluate director candidates recommended by shareholders differently than director candidates recommended by other sources.

In considering Board candidates, members of the Nominating and Corporate Governance Committee take into consideration all factors that it deems appropriate, including, but not limited to, the individual’s character, education, experience, knowledge and skills.  The Nominating and Corporate Governance Committee will also consider the extent of the individual’s experience in business, education or public service, his or her ability to bring a desired range of skills, diverse perspectives and experience to the Board and whether the individual possesses high ethical standards, a strong sense of professionalism and is capable of serving the interests of shareholders.  In addition to reviewing a candidate’s background and accomplishments, candidates for director nominees are reviewed in the context of the current composition of the Board and the evolving needs of the Company’s businesses.  It is the policy of the Board that at least a majority of its members meet the standards of independence promulgated by the NYSE Amex and the SEC.  Additionally, the Nominating and Corporate Governance Committee will consider the number of boards on which the candidate already serves when assessing whether the candidate has the appropriate time to devote to service on the Board.

Shareholders wishing to bring a nomination for a director candidate prior to a shareholders meeting must give written notice to Louis J. Belardi, Secretary, SL Industries, Inc., 520 Fellowship Road, Suite A-114, Mount Laurel, New Jersey 08054, either by personal delivery or by United States mail, postage prepaid.  The shareholder’s notice must be received by the Secretary not later than the close of business on the 120th calendar day prior to the anniversary date on which notice of the prior year’s annual meeting was first mailed to shareholders.  If the Company did not hold an annual meeting the prior year, such nominations must be received by the Company a reasonable time before the Company begins to print and send its proxy materials, and in no event any later than the close of business on the 60th calendar day prior to the date of the annual meeting.  Additional information regarding the eligibility of nominations to be included in a Company’s proxy statement is provided herein under the heading “Shareholder Proposals”.  The shareholder’s written notice to the Secretary shall set forth (i) as to each person whom the shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and (ii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made, the name and address of such shareholder, as they appear on the Company’s books. With respect to such beneficial owner, the written notice should also set forth (i) the class and number of shares of the Common Stock that are owned beneficially and of record by such shareholder and such beneficial owner; and (ii) a representation that the shareholder is a holder of record of shares of the Common Stock and intends to appear in person or by proxy at the meeting to propose such business.

The Nominating and Corporate Governance Committee initially evaluates a prospective nominee on the basis of his or her résumé and other background information that has been made available to the Committee.  A member of the Nominating and Corporate Governance Committee will contact for further review those candidates who the Committee believes are qualified, who may fulfill a specific Board need, and who would otherwise best make a contribution to the Board.  If, after further discussions with the candidate, and other further review and consideration as necessary, the Nominating and Corporate Governance Committee believes that it has identified a qualified candidate, it will make a recommendation to the Board.

Except as set forth above, the Nominating and Corporate Governance Committee does not have a formal policy regarding the handling or consideration of director candidate recommendations received from a shareholder, or a formal process for identifying and evaluating nominees for directors (including nominees recommended by shareholders).

Board Leadership

The Company currently separates the roles of CEO and Chairman of the Board in recognition of the differences between the two roles. The CEO is responsible for setting the Company's strategic direction and the day-to-day leadership and performance of the Company, while the Chairman of the Board provides guidance to the CEO and presides over meetings of the full Board. The Company believes that this separation of duties allows the CEO and Chairman to most efficiently use their time and to most effectively fulfill their respective responsibilities, which are critical to the future success of the Company. While the Company's By-Laws and Corporate Governance Guidelines do not require that the CEO and Chairman positions be separate, the Board believes that having separate positions is the appropriate leadership structure for the Company at this time.

Risk Oversight

Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk management oversight role, the Board has the responsibility to satisfy itself that the risk management processes implemented by management are adequate and functioning as designed. As a critical part of this risk management oversight role, the Board encourages full and open communication between management and the Board. The Company's Chairman meets periodically with the CEO and President and other members of management to discuss strategy and risks facing the Company. Senior management attends Board meetings and is available to address any questions or concerns raised by the Board on risk management-related and other matters. The Board periodically receives presentations from senior management on strategic matters involving the Company's operations to enable it to understand the Company's risk identification, risk management and risk mitigation strategies.

The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in areas of financial risk, internal controls, and compliance with legal and regulatory requirements. The Compensation Committee assists the Board in overseeing risk management in the areas of compensation policies and programs.  The Nominating and Corporate Governance Committee assists the Board in overseeing risk management associated with the independence of the Board, Board organization, membership and structure and potential conflicts of interest.

Code of Conduct and Ethics

The Company has adopted a code of conduct and ethics (the “Code”) that applies to all of its directors, officers and employees.  The Code is reasonably designed to deter wrongdoing and to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, (ii) full, fair, accurate, timely and understandable disclosure in reports and documents filed with, or submitted to, the SEC and in other public communications made by the Company, (iii) compliance with applicable governmental laws, rules and regulations, (iv) the prompt internal reporting of violations of the Code to appropriate persons identified in the Code, and (v) accountability for adherence to the Code.  The Code is available on the Company’s website at www.slindustries.com.  The Code may also be requested in print, without charge, by writing to: Louis J. Belardi, Secretary, SL Industries, Inc., 520 Fellowship Road, Suite A-114, Mount Laurel, New Jersey 08054.  Amendments to the Code and any grant of a waiver from a provision of the Code requiring disclosure under applicable SEC rules will be disclosed on the Company’s website at www.slindustries.com.

Procedures for Contacting Directors

The Company has adopted a procedure by which shareholders may send communications to one or more directors by writing to such director(s) or to the whole Board, care of the Corporate Secretary, SL Industries, Inc., 520 Fellowship Road, Suite A-114, Mount Laurel, New Jersey 08054.  Any such communications will be promptly distributed by the Secretary to such individual director(s) or to all directors if addressed to the whole Board.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and officers, and persons who own more than 10% of a registered class of its equity securities, to file reports of ownership and changes in ownership (typically, Forms 3, 4 and/or 5) of such equity securities with the SEC and the NYSE Amex.  Such entities are also required by SEC regulations to furnish the Company with copies of all such Section 16(a) reports.

Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company, the Company believes that during the fiscal year ended December 31, 2011, its directors and officers, and greater than 10% beneficial owners, have complied with all Section 16(a) filing requirements, except for Mr. Gray’s inadvertent late filing of one Form 4, reporting five transactions; Mr. Schwarz’s inadvertent late filing of one Form 4, reporting six transactions; and Mr. Lichtenstein’s late filing of two Form 4s, reporting a total of three transactions.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding ownership of Common Stock, as of April 25, 2012 (except as otherwise noted), by: (i) each person or entity (including such person’s or entity’s address) who is known by the Company to own beneficially more than five percent of the outstanding Common Stock; (ii) each of the Company’s directors and nominees for director who beneficially owns shares of Common Stock; (iii) each of the Company’s current NEOs (as defined under the Executive Compensation section of this Proxy Statement) (Named Executive Officers) who beneficially owns shares of Common Stock; and (iv) all executive officers and directors as a group.  The information presented in the table is based upon the most recent filings with the SEC by such persons or upon information otherwise provided by such persons to the Company.  Unless otherwise indicated, the address for all of the executive officers, directors and shareholders named below is c/o SL Industries, Inc., 520 Fellowship Road, Suite A-114, Mount Laurel, New Jersey 08054.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage Owned(2)

GAMCO Investors, Inc. et al One Corporate Center Rye, NY 10580-1435	970,170(3)	21.4%

SPH Group Holdings LLC 590 Madison Avenue 32nd Floor New York, NY 10022	990,663(4)	21.8%

Wellington Management Company, LLP Wellington Trust Company, NA 75 State Street Boston, MA 02109	380,051(5)	8.4%

Dimensional Fund Advisors LP Palisades West, Building One, 6300 Bee Cave Road Austin, Texas 78746	248,299(6)	5.5%

Warren G. Lichtenstein	9,620(4)(7)	*

Glen M. Kassan	11,000 (4)(8)	*

Mark E. Schwarz	4,001(9)	*

Avrum Gray	36,578(10)	*

James A. Risher	4,000 (11)	*

William T. Fejes, Jr.	4,000 (12)	*

Louis J. Belardi	8,333(13)	*

All Directors and Executive Officers as a Group	77,532(14)	1.6%

*	Less than one percent (1%).

(1)
Beneficial ownership is determined in accordance with the rules of the SEC.  Under such rules, shares are deemed to be beneficially owned by a person or entity if such person or entity has or shares the power to vote or dispose of the shares, whether or not such person or entity has any economic interest in such shares.  Except as otherwise indicated, and subject to community property laws where applicable, the persons and entities named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.  Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for purposes of computing the percentage ownership of the person or entity holding such option or warrant, but are not deemed outstanding for purposes of computing the percentage ownership of any other person or entity.

(2)	Based upon 4,534,373 shares outstanding as of April 25, 2012.

(3)
Based upon a Schedule 13D/A Amendment No. 46 filed on September 28, 2011 with the SEC by Mario J. Gabelli (“Mario Gabelli”) and various entities that he directly or indirectly controls or for which he acts as chief investment officer.  These entities engage in various aspects of the securities business, primarily as investment adviser to various institutional and individual clients, including registered investment companies and pension plans, and as general partner or equivalent of various private investment partnerships or private funds.  Certain of these entities may also make investments for their own accounts. The Schedule 13D/A Amendment No. 46 was filed by one or more of the following persons: GGCP, Inc.  (“GGCP”), GGCP Holdings LLC (“GGCP Holdings”), GAMCO Investors, Inc. (“GBL”), Gabelli Funds, LLC (“Gabelli Funds”), GAMCO Asset Management Inc. (“GAMCO”),  Teton Advisors, Inc.  (“Teton Advisors”), Gabelli Securities, Inc (“GSI”), Gabelli & Company, Inc. (“Gabelli & Company”), MJG Associates, Inc (“MJG Associates”), Gabelli Foundation, Inc. (“Foundation”), MJG-IV Limited Partnership (“MJG-IV”) and Mario Gabelli.

GGCP makes investments for its own account and is the manager and member of GGCP Holdings which is the controlling shareholder of GBL.  GBL, a public company listed on the New York Stock Exchange, is the parent company for a variety of companies engaged in the securities business, including those named below.

GAMCO, a wholly-owned subsidiary of GBL, is an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”). GAMCO is an investment manager providing discretionary managed account services for employee benefit plans, private investors, endowments, foundations and others.

GSI, a majority-owned subsidiary of GBL, is an investment adviser registered under the Advisers Act and serves as a general partner or investment manager to limited partnerships and offshore investment companies and other accounts.  As a part of its business, GSI may purchase or sell securities for its own account.  GSI is a general partner or investment manager of a number of funds or partnerships, including Gabelli Associates Fund, L.P., Gabelli Associates Fund II, L.P., Gabelli Associates Limited II E, ALCE Partners, L.P., Gabelli Capital Structure Arbitrage Fund LP, Gabelli Capital Structure Arbitrage Fund Limited, Gabelli Intermediate Credit Fund, L.P., Gabelli Japanese Value Partners L.P., GAMA Select Energy + L.P., GAMCO Medical Opportunities L.P., GAMCO Long/Short Equity Fund, L.P., Gabelli Multimedia Partners, L.P. and Gabelli International Gold Fund Limited and Gabelli Green Long/Short Fund, L.P.

Gabelli & Company, a wholly-owned subsidiary of GSI, is a broker-dealer registered under the Exchange Act, which as a part of its business regularly purchases and sells securities for its own account.

Gabelli Funds, a wholly owned subsidiary of GBL, is a limited liability company. Gabelli Funds is an investment adviser registered under the Advisers Act, which provides advisory services for The Gabelli Equity Trust Inc., The Gabelli Asset Fund, The GAMCO Growth Fund, The Gabelli Convertible and Income Securities Fund Inc., The Gabelli Value Fund Inc., The Gabelli Small Cap Growth Fund, The Gabelli Equity Income Fund, The Gabelli ABC Fund, The GAMCO Global Telecommunications Fund, GAMCO Gold Fund, Inc., The Gabelli Global Multimedia Trust Inc., The GAMCO Global Convertible Securities Fund, Gabelli Capital Asset Fund, GAMCO International Growth Fund, Inc., The GAMCO Global Growth Fund, The Gabelli Utility Trust, The GAMCO Global Opportunity Fund, The Gabelli Utilities Fund, The Gabelli Blue Chip Value Fund, The GAMCO Mathers Fund, The Gabelli Woodland Small Cap Value Fund, The Comstock Capital Value Fund, The Gabelli Dividend and Income Trust, The Gabelli Global Utility & Income Trust, The Gabelli Global Gold, Natural Resources & Income Trust, The Gabelli Global Deal Fund, Gabelli Enterprise Mergers & Acquisition Fund, The Gabelli SRI Green Fund, Inc. and The Gabelli Healthcare & Wellness Rx Trust (collectively, the “Funds”), which are registered investment companies.  Gebelli Funds is also the investment adviser to The GAMCO International SICAV (sub-fund GAMCO Strategic Value), a UCITS III Vehicle.

Teton Advisors, an investment adviser registered under the Advisers Act, provides discretionary advisory services to The GAMCO Westwood Mighty Mites Fund, The GAMCO Westwood Income Fund and The GAMCO Westwood SmallCap Equity Fund.  MJG Associates provides advisory services to private investment partnerships and offshore funds.  Mario Gabelli is the sole shareholder, director and employee of MJG Associates.  MJG Associates is the Investment Manager of Gabelli International Limited and Gabelli Fund, LDC.  Mario Gabelli is the general partner of Gabelli Performance Partnership, LP.  The Foundation is a private foundation.  Mario Gabelli is the Chairman, a Trustee and the Investment Manager of the Foundation. Elisa M. Wilson is the President of the Foundation.  Mario Gabelli is the controlling stockholder, CEO and a director of GGCP and Chairman and CEO of GBL. Mario Gabelli is also a member of GGCP Holdings. Mario Gabelli is the controlling shareholder of Teton.  MJG-IV is a family partnership in which Mario Gabelli is the general partner.  Mario Gabelli has less than a 100% interest in MJG-IV.  MJG-IV makes investments for its own account.  Mario Gabelli disclaims ownership of the securities held by MJG-IV beyond his pecuniary interest.

The aggregate number of securities to which Schedule 13D Amendment No. 46 relates includes the following shares deemed to be owned beneficially by the following: 108,402 shares held by Gabelli Funds, 630,674 shares held by GAMCO, 229,894 shares held by Teton Advisors and 1,200 shares held by the Foundation.  The foregoing persons do not admit to constituting a group within the meaning of Section 13(d) of the Exchange Act.  Mario Gabelli is deemed to have beneficial ownership of the securities owned beneficially by each of Gabelli Funds, GAMCO, Teton Advisors and Foundation. GBL and GGCP are deemed to have beneficial ownership of the securities owned beneficially by each of Gabelli Funds, GAMCO and Teton Advisors.

GBL, GAMCO and Gabelli & Company are New York corporations and GSI and Teton Advisors are Delaware corporations, each having its principal business office at One Corporate Center, Rye, New York 10580.  GGCP is a Wyoming corporation having its principal business office at 140 Greenwich Avenue, Greenwich, CT 06830. GGCP Holdings is a Delaware limited liability corporation having its principal business office at 140 Greenwich Avenue, Greenwich, CT 06830. Gabelli Funds is a New York limited liability company having its principal business office at One Corporate Center, Rye, New York 10580.  MJG Associates is a Connecticut corporation having its principal business office at 140 Greenwich Avenue, Greenwich, CT 06830.  The Foundation is a Nevada corporation having its principal offices at 165 West Liberty Street, Reno, Nevada 89501.

(4)
Based upon a Schedule 13D/A Amendment No. 26 (“Amendment 26”) filed jointly on January 3, 2012 with the SEC by Steel Partners Holdings L.P., a Delaware limited partnership (SPH), SPH Group LLC, a Delaware limited liability company (“SPHG”), SPH Group Holdings LLC, a Delaware limited liability company (“SPHG Holdings”), Steel Partners Holdings GP Inc., a Delaware corporation (“Steel Holdings GP”), Warren G. Lichtenstein and Glen M. Kassan.

SPH owns 99% of the membership interests of SPHG.  SPHG is the sole member of SPHG Holdings.  Steel Holdings GP is the general partner of SPH, the managing member of SPHG and the manager of SPHG Holdings.  By virtue of these relationships, each of SPH, SPHG and Steel Holdings GP may be deemed to beneficially own the Shares owned directly by SPHG Holdings.  Warren G. Lichtenstein, an officer and director of Steel Holdings GP, is a director of the the Company.  Glen M. Kassan, an employee of a subsidiary of SPH, is a director of the Company.   In such filing, Messrs. Lichtenstein and Kassan report that as of the close of business on January 2, 2012, Mr. Lichtenstein owned directly 5,620 shares and beneficially owns an additional 1,000 shares of restricted stock, and that Mr. Kassan beneficially owned 1,000 shares of restricted stock.

Effective January 1, 2012, as a result of an amendment to a certain management agreement with SPH, Steel Partners LLC and Mr. Lichtenstein ceased to have the power to vote and dispose of the Company’s securities reported in Amendment 26 owned directly by SPHG Holdings and Steel Holdings GP assumed the power to vote and dispose of such securities.

The principal business address of each of the Reporting Persons is 590 Madison Avenue, 32nd Floor, New York, New York 10022.

(5)
Based upon the Schedule 13G/As Amendment No. 2 filed on February 14, 2012 with the SEC by Wellington Management Company, LLP (“Wellington Management”) and Wellington Trust Company, NA (“Wellington Trust”), these shares are owned by various clients for whom Wellington Management and/or Wellington Trust serve as an investment advisor.  No such client of Wellington Management or Wellington Trust is known to have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such shares in an amount greater than five percent of the outstanding shares, except for Wellington Trust.  Wellington Management and Wellington Trust, in their respective capacities as investment advisers, may be deemed to beneficially own the 380,051 shares, which are held of record by such clients. Wellington Management and Wellington Trust each have shared voting and dispositive power with respect to the 380,051 shares.

(6)
Based upon the Schedule 13G filed on February 13, 2012 with the SEC by Dimensional Fund Advisors LP, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940.  Dimensional Fund Advisors LP furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, neither Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) possess voting and/or investment power over the securities of the Company that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Company held by the Funds. However, all securities reported are owned by the Funds. Dimensional disclaims beneficial ownership of such securities. The Funds have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the securities held in their respective accounts. To the knowledge of Dimensional, the interest of any one such Fund does not exceed 5% of the class of securities. Dimensional Fund Advisors LP disclaims beneficial ownership of all such securities.

(7)
Includes (i) 5,620 shares beneficially owned (ii) 1,000 shares of restricted stock granted on July 29, 2011, and (iii) 3,000 shares of restricted stock granted on April 2, 2012.  The shares of restricted stock vest on the earlier of one year from the date of grant or upon Mr. Lichtenstein ending his continuous service as a director of the Company.  Until such time as the shares of restricted stock are vested, Mr. Lichtenstein does not have the right to sell, transfer, pledge, hypothecate or otherwise dispose of the shares of restricted stock, but Mr. Lichtenstein does otherwise have all the rights and status as stockholder with respect to the shares of restricted stock.

(8)
Includes (i) 1,000 shares of restricted stock granted on July 29, 2011 and (ii) 10,000 shares of restricted stock granted on April 2, 2012.  The shares of restricted stock vest on the earlier of one year from the date of grant or upon Mr. Kassan ending his continuous service as a director of the Company.  Until such time as the shares of restricted stock are vested, Mr. Kassan does not have the right to sell, transfer, pledge, hypothecate or otherwise dispose of the shares of restricted stock, but Mr. Kassan does otherwise have all the rights and status as stockholder with respect to the shares of restricted stock.

(9)
Includes (i) 1 share beneficially owned, (ii) 1,000 shares of restricted stock granted on July 29, 2011, and (iii) 3,000 shares of restricted stock granted on April 2, 2012.  The shares of restricted stock vest on the earlier of one year from the date of grant or upon Mr. Schwarz ending his continuous service as a director of the Company.  Until such time as the shares of restricted stock are vested, Mr. Schwarz does not have the right to sell, transfer, pledge, hypothecate or otherwise dispose of the shares of restricted stock, but Mr. Schwarz does otherwise have all the rights and status as stockholder with respect to the shares of restricted stock.

(10)
Includes (i) 13,400 shares held by 1993 GF Limited Partnership, in which the general partner is a corporation owned solely by Mr. Gray; (ii) 5,800 shares held by AVG Limited Partnership, in which Mr. Gray is a general partner; (iii) 13,378 shares that Mr. Gray has the right to acquire at any time upon exercise of stock options; (iv) 1,000 shares of restricted stock granted on July 29, 2011; and (v) 3,000 shares of restricted stock granted on April 2, 2012.  Mr. Gray disclaims beneficial ownership of shares held by GF Limited Partnership and AVG Limited Partnership.  The shares of restricted stock vest on the earlier of one year from the date of grant or upon Mr. Gray ending his continuous service as a director of the Company.  Until such time as the shares of restricted stock are vested, Mr. Gray does not have the right to sell, transfer, pledge, hypothecate or otherwise dispose of the shares of restricted stock, but Mr. Gray does otherwise have all the rights and status as stockholder with respect to the shares of restricted stock.

(11)
Includes (i) 1,000 shares of restricted stock granted on July 29, 2011, and (ii) 3,000 shares of restricted stock granted on April 2, 2012.  The shares of restricted stock vest on the earlier of one year from the date of grant or upon Mr. Risher ending his continuous service as a director of the Company.  Until such time as the shares of restricted stock are vested, Mr. Risher does not have the right to sell, transfer, pledge, hypothecate or otherwise dispose of the shares of restricted stock, but Mr. Risher does otherwise have all the rights and status as stockholder with respect to the shares of restricted stock.

(12)	Represents outstanding options to purchase 4,000 shares that either are exercisable or will become exercisable within 60 days.

(13)	Represents outstanding options to purchase 8,333 shares that either are exercisable or will become exercisable within 60 days.

(14)
Includes outstanding options held by directors and executive officers to purchase 25,771 shares that either are exercisable or will become exercisable within 60 days and 27,000 shares of restricted stock. The shares of restricted stock vest on the earlier of one year from the date of grant or upon the recipient ending his continuous service as a director of the Company.  Until such time as the shares of restricted stock are vested, the restricted stock cannot be sold, transferred, pledged, hypothecated or otherwise disposed of, but the holder of the restricted stock does otherwise have all the rights and status as stockholder with respect to the shares of restricted stock.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation for each of the Named Executive Officers (collectively, the “NEOs”) for fiscal years 2011 and 2010.

Name and Principal Position*	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
William T. Fejes Jr. Chief Executive Officer and President	2011	350,000	96,255	-	151,916	9,070	607,241
	2010	173,654	-	649,380	77,050	8,145	908,229
Louis J. Belardi Chief Financial Officer, Treasurer and Secretary	2011	215,000	42,987	-	94,102	27,135	379,224
	2010	194,554	-	170,820	51,011	30,915	447,300

* On June 29, 2010, the Board appointed William T. Fejes, Jr. to serve as the Company’s President and CEO.  On August 30, 2010, the Board appointed Louis J. Belardi to serve as the Company’s CFO.  Mr. Belardi has served as the Company’s Secretary and Treasurer since July 2010.

(1)
On June 9, 2011, Mr. Fejes and Mr. Belardi were granted Restricted Stock Units (“RSUs”) under the Company’s 2011 Long Term Incentive Plan (“2011 LTIP”).  Each RSU represents a contingent right to receive one share of the Company’s common stock.  The RSUs, or a portion thereof, vest upon the satisfaction of specified performance targets, to be determined by March 15, 2014, based upon the audited financial statements for 2011 through 2013, subject to the conditions and requirements in the RSU grant letter. The amounts shown represent the aggregate grant date fair value of RSUs granted during 2011 (if target performance conditions are achieved), as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”), and do not represent the actual values that will be realized by the NEOs. The total grant date fair value of the awards if the target performance conditions are achieved over the three year period are $96,255, or 4,185 shares, for Mr. Fejes and $42,987, or 1,869 shares, for Mr. Belardi. The total grant date fair value of the awards if the maximum performance conditions are achieved over the three year period are $144,371, or 6,277 shares, for Mr. Fejes and $64,492, or 2,804 shares, for Mr. Belardi. For additional information, see the terms of the 2011 LTIP which are described in greater detail in this Proxy Statement under the heading “Performance-Based Incentives.”

(2)
On June 29, 2010, Mr. Fejes was granted the option to purchase 100,000 shares.  On August 30, 2010, Mr. Belardi was granted the option to purchase 25,000 shares.  Both options were granted pursuant to the Company’s 2008 Incentive Stock Plan (the “2008 Plan”). The amounts shown represent the aggregate grant date fair value of stock options granted during 2010, determined in accordance with FASB ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 1 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2010.  No stock options were granted to NEOs during fiscal 2011.

(3)
Non-Equity Incentive Plan Compensation is composed entirely of incentive bonuses awarded under (i) the Short Term Incentive Plan earned in fiscal 2011 and paid in 2012 (the “2011 STIP”) and the Short Term Incentive Plan earned in fiscal 2010 and paid in 2011 (the “2010 STIP”), as applicable, and (ii) the 2009 Long Term Incentive Plan (“2009 LTIP”), which was deemed earned at the conclusion of the last fiscal year covered by the 2009 LTIP (fiscal 2011) and paid in 2012.  These amounts represent discretionary performance bonuses earned during fiscal years 2011 and 2010.  For additional information, see the terms of the incentive bonus plans which are described in greater detail in this Proxy Statement under the heading “Performance-Based Incentives.”

(4)
The amounts reported in the All Other Compensation column for fiscal 2011 include: (1) Mr. Fejes’ $7,350 deferred compensation match expense under the Company’s 401(k) plan, and $1,720 premiums paid by the Company for group term life insurance; and (2) Mr. Belardi’s $7,350 deferred compensation match expense under the Company’s 401(k) plan, $17,145 car expense reimbursement, and $2,640 premiums paid by the Company for group term life insurance.

The amounts reported in the All Other Compensation column for fiscal 2010 include: (1) Mr. Fejes’ $4,442 deferred compensation match expense under the Company’s 401(k) plan, $3,473 profit sharing under Company’s 401(k) plan, and $230 premiums paid by the Company for group term life insurance; and (2) Mr. Belardi’s $6,760 deferred compensation match expense under the Company’s 401(k) plan, $4,341 profit sharing under Company’s 401(k) plan, $18,524 car expense reimbursement, and $1,290 premiums paid by the Company for group term life insurance.

Narrative Disclosure to Summary Compensation Table

The compensation paid to Messrs. Fejes and Belardi for 2011 includes salary, stock awards, non-equity incentive compensation and certain other compensation detailed above.  The non-equity incentive compensation column does not include any payments under the 2011 Long Term Incentive Plan (“2011 LTIP”) or the 2010 Long Term Incentive Plan (“2010 LTIP”) because these amounts are not deemed earned until the conclusion of the last fiscal year covered by such plans.  The non-equity incentive compensation column includes payment of $20,039 to Mr. Belardi under the 2009 LTIP because fiscal 2011 was the last fiscal year covered by 2009 LTIP.  The non-equity incentive compensation column also includes payments to Messrs. Fejes and Belardi under the 2011 STIP and 2010 STIP.

The compensation paid to Messrs. Fejes and Belardi for 2010 includes salary, option awards non-equity incentive compensation and certain other compensation detailed above.  The non-equity incentive compensation column does not include any payments under the 2010 LTIP or the 2009 LTIP because these amounts are not deemed earned until the conclusion of the last fiscal year covered by such plans.

In 2011, salaries and bonuses accounted for approximately 82.7% of total compensation for the Company’s principal executive officer, Mr. Fejes, while equity based awards (RSUs) accounted for approximately 15.9% of total compensation for the Company’s principal executive. In 2011, salaries and bonuses accounted for approximately 81.5% of total compensation for the Company’s principal financial officer, Mr. Belardi, while equity based awards (RSUs) accounted for approximately 11.3% of total compensation for the Company’s principal financial officer. The terms of employment and other agreements are described in greater detail below.

Equity Based Awards

In the past, the Compensation Committee has provided long term incentive compensation in the form of stock options, where appropriate, as compensation for the Company’s executive officers, including the NEOs.  At the present time, the Company’s 2008 Plan is the only option plan in effect.  The Company granted options to the NEOs during the year ended December 31, 2010.  The value of these option grants are reflected in the “Option Awards” column of the Summary Compensation Table.  No stock options were granted to NEOs during the year ended December 31, 2011.

On June 29, 2010, Mr. Fejes was granted 100,000 options of the Company’s common stock. The options vest over a three year period, approximately one-third each year, from the date of grant. The options have an exercise price of $11.75 and expire not more than 10 years from the date of grant.  On August 30, 2010, Mr. Belardi was granted 25,000 options of the Company’s common stock. The options vest over a three year period, approximately one-third each year, from the date of grant. The options have an exercise price of $12.50 and expire not more than 10 years from the date of grant.

On June 9, 2011, Mr. Fejes was granted a maximum of 6,277 RSUs, and Mr. Belardi was granted a maximum of 2,804 RSU under the 2011 LTIP.  Each RSU represents a contingent right to receive one share of the Company’s common stock.  The RSUs, or a portion thereof, vest upon the satisfaction of specified 2011 LTIP performance targets, to be determined by March 15, 2014 based upon the audited financial statements for 2011 through 2013, subject to the conditions and requirements in the RSU grant letter.  The total grant date fair value of the awards if the target performance conditions are achieved over the three year period are $96,255, or 4,185 shares, for Mr. Fejes and $42,987, or 1,869 shares, for Mr. Belardi. The total grant date fair value of the awards if the maximum performance conditions are achieved over the three year period are $144,371, or 6,277 shares, for Mr. Fejes and $64,492, or 2,804 shares, for Mr. Belardi. For additional information, see the terms of the 2011 LTIP which are described in greater detail in this Proxy Statement under the heading “Performance-Based Incentives.”

Outstanding Equity Awards at Fiscal Year-End

		Option Awards				Stock Awards
Name	Option Vest Date(1)	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Stock Award Vesting Date(2)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)(3)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(4)

William T Fejes Jr.	6/29/2011	4,000	-	11.75	6/28/2017	12/31/2013	4,185	67,797
	6/29/2012	0	33,000	11.75	6/28/2017		-	-
	6/29/2013	0	33,000	11.75	6/28/2017		-	-
Louis J. Belardi	8/30/2011	8,333	-	12.50	8/29/2017	12/31/2013	1,869	30,278
	8/30/2012	0	8,333	12.50	8/29/2017		-	-
	8/30/2013	0	8,334	12.50	8/29/2017		-	-

(1)	This column sets forth the individual vesting dates for each tranche of stock options.

(2)	This column sets forth the individual vesting dates for each tranche of stock awards.

(3)
Represents performance-based RSUs to be earned as a result of the Company's performance under the 2011 LTIP. The RSUs, or a portion thereof, vest upon the satisfaction of specified performance targets to be determined by March 15, 2014 based upon the audited financial statements for 2011 through 2013, subject to the conditions and requirements in the RSU grant letter.

(4)	The market value of RSUs was determined by multiplying the number of unearned shares by the closing price of the Company’s common stock of $16.20 on December 31, 2011, as reported by NYSE Amex.

Performance-Based Incentives

2011 Bonus Plan

The 2011 Bonus Plan provides incentives to officers and members of management of the Company and its subsidiaries, including certain of the Company's executive officers, in the form of cash bonus payments for achieving certain performance goals established for them. The Compensation Committee established two components for the 2011 Bonus Plan. The first component of the 2011 Bonus Plan is a short-term incentive plan (the 2011 STIP) and the second component is a long-term incentive plan (the 2011 LTIP).  The structure of the 2011 Bonus Plan was designed to provide short-term incentives to participants for achieving annual targets, while also motivating and rewarding eligible participants for achieving longer-term growth goals.

An employee must be employed on the date the Compensation Committee approves bonuses in order to be eligible to receive a payment under the short-term and long-term incentive plans, unless otherwise determined at the absolute discretion of the Compensation Committee. As of December 31, 2011, the participants in the 2011 Bonus Plan who are NEOs were William T. Fejes, Jr., President and CEO, and Louis J. Belardi, CFO. Under the 2011 Bonus Plan, Mr. Fejes may earn a maximum bonus of 150% of base salary and Mr. Belardi may earn a maximum bonus of 112.5% of base salary. The maximum payout (LTIP + STIP) in any year is limited to 7.5% of the Company’s pre-bonus EBITDA (“PBEBITDA”) from continuing operations (pre-bonus earnings before interest, taxes, depreciation and amortization).

a. 2011 Short-Term Incentive Plan Awards

The 2011 STIP component of the 2011 Bonus Plan consists of two components. The first component is based on the achievement of pre-determined individual objectives and the second component is a financial factor component common to all executives.  The financial factor component is based on achieving target working capital turns (annual sales divided by working capital (defined as the averages of monthly accounts receivable plus net inventory less accounts payable)) (“WCT”) and a target PBEBITDA.  Based on the determination of the objectives under the two components for each of the Company’s divisions and its corporate office, the maximum percentage of base salary that may be earned by the participants ranges from 18.75% to 67.50%.  STIP bonuses that are earned will be paid in 2012.  No STIP bonus will be paid if the WCT or PBEBITDA is below 80% of the WCT or PBEBITDA target or if the pre-determined individual objectives are not met.  Under the 2011 STIP, Mr. Fejes earned a bonus payment of $151,916 and Mr. Belardi earned a bonus payment of $74,063, which payments were made on March 16, 2012.

b. 2011 Long-Term Incentive Plan Awards

The Company maintains a long-term incentive plan based on the achievement of certain sales and return on invested capital (“ROIC”) targets by each of the Company’s divisions and the corporate office over the three fiscal years beginning in 2011.  The sales and ROIC targets, also referred to as the Long Term Financial Factor (the “LTFF”), were established by the Board prior to the adoption of the 2011 Plan.  An employee must be employed on the date the Compensation Committee approves bonuses for the last year of the three year period in order to be eligible to receive a payment under a long term incentive plan, unless otherwise determined at the absolute discretion of the Compensation Committee.

The 2011 LTIP component of the 2011 Bonus Plan is based on the achievement of the LTFF targets over the three-year period ending on December 31, 2013.  Based on the determination of these objectives, the maximum percentage of base salary that may be earned by the participants ranges from 18.75% to 82.50%.  Half of 2011 LTIP bonuses earned will be paid in cash at the conclusion of the 2013 fiscal year and the other half of the 2011 LTIP bonuses are paid through the granting of RSUs that vest upon the satisfaction of specified performance targets, to be determined by March 15, 2014 based upon the Company’s audited financial statements for 2011 through 2013, subject to the conditions and requirements in the applicable RSU grant letter.  Grants of the RSUs under the 2011 LTIP are made in 2011.  No bonus will be paid under 2011 LTIP if either the ROIC or sales component of the LTFF is below 80% of the respective targets.

The 2011 LTIP runs concurrently with the 2010 LTIP and the 2009 LTIP. The 2011 LTIP, 2010 LTIP, and the 2009 LTIP cover the three-year periods ending on December 31, 2013, December 31, 2012 and December 31, 2011, respectively. Each long term incentive plan contains different targets.

Payments under each of the 2009 LTIP, 2010 LTIP and 2011 LTIP can only be deemed earned at the conclusion of the last fiscal year covered by such plans.   Mr. Fejes was not eligible for a payment under the 2009 LTIP.  Mr. Belardi received a bonus payment of $20,039 under the 2009 LTIP, which was paid on March 16, 2012.  This payment is reflected in the non-equity incentive compensation column of the summary compensation table.

Perquisites and All Other Compensation

The Company provides the opportunity for its NEOs and other executives to receive certain perquisites and general health and welfare benefits. For the year ended December 31, 2011, the Company provided the following personal benefits and perquisites to its NEOs: health and dental insurance, life and disability insurance, and a match under the Company’s 401(k) plan.  The Company’s CFO also received car expense reimbursement. These amounts are included in the All Other Compensation column of the Executive Summary Compensation Table.

Employment and Other Agreements

 In connection with Mr. Fejes’ appointment as the Company’s President and CEO, the Company entered into an Employment Agreement with Mr. Fejes, effective June 29, 2010 (the “Fejes Employment Agreement”) which provides for an initial term of one year subject to automatic one year renewals thereafter unless the agreement is terminated in accordance with its terms.  Mr. Fejes is entitled to receive an annual base salary of $350,000 and is eligible for an annual bonus of up to 100% of his base salary, to be composed of a short term incentive portion and a long term incentive portion, at the sole discretion of the Board.

 Mr. Fejes has received an option to purchase 100,000 shares of the Company’s Common Stock at fair market value with three year vesting pursuant to the Company’s 2008 Plan.  Mr. Fejes will also be eligible to participate in future grants pursuant to the 2008 Plan and other Company performance incentive plans extended to senior executives and the Company’s medical and other employee benefit programs, if any, that are provided by the Company to its employees generally, as provided in the Employment Agreement.  Upon Mr. Fejes’ termination, under certain circumstances and conditions, he shall receive severance payments including up to one year base salary and unpaid bonus, as well as certain benefits described below under the heading “Potential Payments Upon Termination Or Change in Control.”

Mr. Belardi is not party to a written employment agreement, but in connection with Mr. Belardi's appointment as the Company’s CFO, the Compensation Committee of the Board approved the terms of Mr. Belardi's compensation, which include: an annual base salary at $215,000, eligibility for an annual bonus of up to 75% of his base salary to be composed of a short term incentive portion and a long term incentive portion at the sole discretion of the Board, and an option to purchase 25,000 shares of the Company’s common stock granted at fair market value pursuant to the Company’s 2008 Plan.  The options vest over three years pursuant to an option grant letter agreement dated September 2, 2010, setting forth certain terms of the option grant.

The Company also provides the opportunity for Mr. Belardi to be protected under the terms of a change in control agreement, which is described below under the heading “Potential Payments Upon Termination Or Change in Control.”

Potential Payments Upon Termination Or Change in Control

The Company provides the opportunity for Messrs. Fejes and Belardi to be protected under certain termination and/or change in control provisions. The Company provides these protections in order to attract and retain an appropriate caliber of talent for these positions. The Compensation Committee believes that the use of such protections are an essential element of executive compensation and assist the Company in recruiting and retaining talented executives.

Under the terms of the Fejes Employment Agreement, if Mr. Fejes’ employment is terminated, at his or the Company’s election at any time due to his death or disability, due to the expiration or non-renewal of the Fejes Employment Agreement prior to his 65th birthday, or for reasons other than cause or voluntary resignation, Mr. Fejes is entitled to receive the certain accrued obligations (accrued vacation, expenses, etc.) and, provided he executes a general release, severance payments and benefits equal to: (i) one (1) year of his base salary; (ii) reimbursement for the premium associated with one (1) year continuation of health insurance coverage pursuant to COBRA, (iii) immediate vesting of any options that are scheduled to vest within one year of the date of termination of employment; (iv) unpaid bonuses with respect to the fiscal year ending on or preceding the date of termination, if any, provided Mr. Fejes is employed on December 31 of that year and the bonus plan is in full force and effect; and (v) unpaid bonus through the termination or resignation date, if any, or, if the full bonus has not been earned, a pro-rata portion of such bonus, pursuant to the terms of the Bonus Plan.  If Mr. Fejes’ employment was terminated as of December 31, 2011 and he was eligible to receive the severance payments, options and benefits described above, such payments, options and benefits would equal approximately $888,000.  The value of stock options included in this amount has been calculated as the difference between the exercise price of the options and closing price of the Company’s common stock on December 31, 2011, multiplied by the number of options vesting as a result of the above described termination.

On August 31, 2010, the Company entered into a Change-In-Control Agreement with Mr. Belardi.  Pursuant to the Change-In-Control Agreement, Mr. Belardi will receive a payment equal to one times his annual salary in the event his employment is terminated without cause or if he terminates such employment for good reason within one year of a change in control of the Company or the execution of a definitive agreement contemplating a change in control of the Company, whichever is later. The Change-In-Control Agreement has a term of seven years.  If Mr. Belardi’s employment was terminated as of December 31, 2011 and he was eligible to receive the severance payments and benefits described above, such payments and benefits would equal approximately $215,000.

Director Compensation

The following table summarizes compensation that the Company’s directors earned during 2011 for services as members of the Board.

Name	Fees Earned or Paid in Cash(1) ($)	Stock awards(2) ($)	Total(3) ($)
Glen M. Kassan - Chairman(4)	93,750	24,620	118,370
Mark E. Schwarz	71,250	24,620	95,870
Avrum Gray	93,250	24,620	117,870
James A. Risher	89,250	24,620	113,870
Warren G. Lichtenstein	52,500	24,620	77,120

(1)	During fiscal 2011, directors, other than the Chairman of the Board, received the following fees:
•	$10,000 quarterly retainer fee for each director;
•	$1,500 quarterly retainer fee for the chairman of each committee, other than the audit committee;
•	$2,500 quarterly retainer fee for the chairman of the audit committee;
•	$1,250 for each Board meeting attended; and
•	$1,000 for each committee meeting attended.

(2)	On July 29, 2011, the Company granted 1,000 shares of restricted stock to each of the Company’s Directors in accordance with the 2008 Plan and subject to the terms and conditions of the 2008 Plan and a Restricted Shares Agreement between the Company and the recipient. The shares of restricted stock vest on the earlier of one year from the date of grant or upon the recipient ending his continuous service as a director of the Company. The amounts shown represent the aggregate grant date fair value of the restricted stock awards to Directors in fiscal 2011 computed in accordance with FASB ASC Topic 718.

(3)	No option awards were granted to Directors during fiscal 2011. At December 31, 2011, the aggregate number of outstanding stock option awards held by each non-employee director, all of which are fully vested, was: Mr. Kassan - zero shares; Mr. Schwarz – zero shares; Mr. Gray – 13,378 shares; Mr. Risher – zero shares; and Mr. Lichtenstein – zero shares. The options held by Mr. Gray were granted pursuant to the Nonemployee Director Nonqualified Stock Option Plan (the “Director Plan”). No other options are outstanding under the Director Plan. Option grants are discussed in Note 17 to the Company’s consolidated financial statements in its Annual Report on Form 10-K filed on March 30, 2011.

(4)	During fiscal 2011, the Chairman of the Board received a $20,000 quarterly retainer fee.

Effective January 1, 2012, each director, other than the Chairman of the Board, will receive an annual retainer fee of $60,000 per year.  On April 2, 2012, each director, other than the Chairman, was awarded 3,000 shares of restricted stock in accordance with the 2008 Plan and subject to the terms and conditions of the 2008 Plan and a Restricted Shares Agreement between the Company and the recipient.  No changes were made to the committee fees or per meeting fees.  Effective January 1, 2012, the Chairman of the Board will receive an annual retainer fee of $120,000 per year.  On April 2, 2012, Mr. Kassan was awarded 10,000 shares of restricted stock pursuant to the 2008 Plan and subject to the terms and conditions of the 2008 Plan and a Restricted Shares Agreement between the Company and the recipient.

Limitation On Liability And Indemnification Matters

The Company’s By-Laws and Articles of Incorporation provide for indemnification of its directors and officers to the fullest extent permitted by New Jersey Law.

Directors' And Officers' Insurance

The Company currently maintains a directors' and officers' liability insurance policy that provides its directors and officers with liability coverage relating to certain potential liabilities.

Certain Relationships And Related Transactions

Although not in writing, the Board engages in discussions regarding related party transactions reflecting its understanding of policies and procedures, which gives the Board the power to approve or disapprove potential related party transactions of directors and executive officers, their immediate family members and entities where they hold a 5% or greater beneficial ownership interest. The Board is charged with reviewing all relevant facts and circumstances of a related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related party’s interest in the transaction.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company.  Each member of the Audit Committee meets the criteria for being “independent” under Section 803(A) of the listing standards of the NYSE Amex.  During the fiscal year ended December 31, 2011, the Committee met on five occasions.

In discharging its responsibility for oversight of the audit process, the Audit Committee obtained from the independent auditors, Grant Thornton LLP, a formal written statement describing any relationships between the auditors and the Company that might bear on the auditors’ independence consistent with the Independent Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and discussed with the auditors any relationships that might impact the auditors’ objectivity and independence and satisfied itself as to the auditors’ independence.

The Committee discussed and reviewed with the independent auditors the communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and discussed and reviewed the results of the independent auditors’ examination of the financial statements for the fiscal year ended December 31, 2011.

The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2011, with management and the independent auditors.  Management has the responsibility for preparation of the Company’s financial statements and the independent auditors have the responsibility for examination of those statements.

Based upon the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2011, for filing with the SEC.

AUDIT COMMITTEE Avrum Gray James A. Risher Mark E. Schwarz

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board is considering Grant Thornton LLP to serve as the Company’s independent registered public accounting firm.  Grant Thornton LLP has served as the Company’s independent registered public accounting firm since July 2002.  While it is not required to do so, the Board is submitting to shareholders for ratification the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012.  Such ratification of the selection of Grant Thornton LLP will require the affirmative vote of the holders of a majority of the shares of the Common Stock entitled to vote thereon and represented at the Meeting.  Notwithstanding ratification of the selection of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm, the Board will be under no obligation to select Grant Thornton LLP as the Company’s independent registered public accounting firm.

Audit Fees

The aggregate fees billed by Grant Thornton LLP for professional fees rendered in connection with the audit of the Company’s annual financial statements and the reviews of the Company’s financial statements included in the Company’s Quarterly Reports on Form 10-Q, including services related thereto, were $565,411 for the year ended December 31, 2011 and $593,047 for the year ended December 31, 2010.

Audit-Related Fees

The aggregate fees billed by Grant Thornton LLP for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported as “Audit Fees,” includes consultations concerning financial accounting and reporting matters not classified as audit, were $7,500 for the year ended December 31, 2010. No such fees were billed for the year ended December 31, 2011.

Tax Fees

The aggregate fees billed by Grant Thornton LLP for professional services rendered for tax compliance, tax advice and tax planning, which were primarily related to a R&D tax credit study and tax return review, were $153,711 for the year ended December 31, 2011. No such fees were billed for the year ended December 31, 2010.

All Other Fees

There were no other fees billed by Grant Thornton LLP for the years ended December 31, 2011 and December 31, 2010 for products and services, other than those described.

Pre-approval Policies and Procedures

All audit and non-audit services to be performed by the Company’s independent registered public accounting firm must be approved in advance by the Audit Committee.  Consistent with applicable law, limited amounts of services, other than audit, review or attest services, may be approved by the Chairman of the Audit Committee pursuant to authority delegated by the Audit Committee, provided each such approved service is reported to the full Audit Committee at its next meeting.

All of the engagements and fees for the year ended December 31, 2011 were approved by the Audit Committee.  Of the total number of hours expended on Grant Thornton LLP’s engagement to audit the Company’s financial statements for the year ended December 31, 2011, none of the hours were attributed to work performed by persons other than permanent, full-time employees of Grant Thornton LLP in the United States and of a member firm of Grant Thornton International in China.

The Audit Committee considered whether the provision of non-audit services by Grant Thornton LLP was compatible with its ability to maintain independence from an audit standpoint and concluded that Grant Thornton LLP’s independence was not compromised.

Representatives of Grant Thornton LLP are expected to be present at the Meeting and available to respond to appropriate questions.  Such representatives will have the opportunity to make a statement if they desire to do so.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.  PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THIS PROPOSAL, UNLESS YOU SPECIFY OTHERWISE IN YOUR PROXY.

SHAREHOLDER PROPOSALS

In order to be considered for inclusion in the proxy materials to be distributed in connection with the next annual meeting of shareholders of the Company, shareholder proposals for such meeting must be submitted to the Company no later than January 1, 2013.  Shareholders wishing to nominate directors or bring a proposal before the 2013 annual meeting of shareholders (but not include it in the Company’s proxy material) must provide written notice of such nomination or proposal to the attention of the corporate secretary, no later than the close of business on the 60th calendar day prior to the date of the 2013 annual meeting.

Under the SEC’s proxy rules, proxies solicited by the Board for the 2013 Annual Meeting may be voted at the discretion of the persons named in such proxies (or their substitutes). Any shareholder proposal may not be included in the Company’s proxy statement if the Company does not receive notice of such proposal on or before the deadline set forth in the preceding paragraph.

           To be in proper form, a shareholders notice must include the specified information concerning the proposal or nominee as described in the Company’s By-Laws.  The Company will not consider any proposal or nomination that does not meet the requirements of its By-Laws and the SEC rules for submitting a proposal or nomination.

OTHER MATTERS

So far as now known, there is no business other than that described above to be presented for action by the shareholders at the Meeting, but it is intended that the proxies will be voted upon any other matters and proposals that may legally come before the Meeting or any adjournment thereof, in accordance with the discretion of the persons named therein.

DOCUMENTS INCORPORATED BY REFERENCE

The SEC allows us to “incorporate by reference” information into this document. This means that the Company can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this document, except for any information that is superseded by information that is included directly in this document or in any other subsequently filed document that also is incorporated by reference herein.

This document incorporates by reference our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which was filed previously with the SEC and contains important information about the Company and its financial condition, including information contained in our 2011 Annual Report under the captions “Financial Statements and Supplementary Data,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.” Copies of the 2011 Annual Report accompany this Proxy Statement.

The Company will amend this Proxy Statement to include or incorporate by reference any additional documents that the Company may file with the SEC under Section 13(a), 13(e), 14, or 15(d) of the Exchange Act after the date of this document to the extent required to fulfill our disclosure obligations under the Exchange Act.

The Company will provide, without charge, to each person to whom this proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all information that has been incorporated by reference in this proxy statement. You may obtain a copy of these documents and any amendments thereto by writing to the Corporate Secretary at the following address: SL Industries, Inc., 520 Fellowship Road, Suite A-114, Mount Laurel, New Jersey 08054.  These documents are also included in our SEC filings, which you can access electronically at the SEC’s web site at http://www.sec.gov.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Included in this proxy statement, annexes and associated documents are “forward-looking” statements, as well as historical information. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, the Company can give no assurance that the expectations reflected in these forward-looking statements will prove to be correct. The Company’s actual results could differ materially from those anticipated in forward-looking statements as a result of certain factors. Forward-looking statements include those that use forward-looking terminology, such as the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “project,” “plan,” “will,” “shall,” “should,” and similar expressions, including when used in the negative. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable and achievable, these statements involve risks and uncertainties and no assurance can be given that actual results will be consistent with these forward-looking statements. All forward-looking statements attributable to the Company are expressly qualified in their entirety by these and other factors.

Whether or not you intend to be present at this Meeting you are urged to sign and return your proxy promptly.

By order of the Board of Directors, Glen M. Kassan Chairman

Mount Laurel, New Jersey
May 2, 2012

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2011 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS PROVIDED WITH CERTAIN OTHER SHAREHOLDER INFORMATION IN THE MATERIALS ACCOMPANYING THIS PROXY STATEMENT.  TO OBTAIN ADDITIONAL COPIES WITHOUT CHARGE, PLEASE WRITE TO: LOUIS J. BELARDI, SECRETARY, SL INDUSTRIES, INC., 520 FELLOWSHIP ROAD, SUITE A-114, MOUNT LAUREL, NEW JERSEY 08054.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE -1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card In hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, do Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:		KEEP THIS PORTION FOR YOUR RECORDS
	THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1.	Election of Directors
Nominees
01	GLEN M. KASSAN 02 MARK E. SCHWARZ 03 AVRUM GRAY 04 JAMES A. RISHER 05 WARREN LICHTENSTEIN

The Board of Directors recommends you vote FOR the following proposal:		For	Against	Abstain
2.	RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012.	☐	☐	☐

NOTE: DISCRETIONARY AUTHORITY: In their discretion, the proxies are authorized to vote upon such other and further business as may properly come before the meeting or any postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report, Supplement is/are available at www.proxyvote.com.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
SL INDUSTRIES, INC.
Proxy -- Annual Meeting of Shareholders
June 5, 2012

The undersigned, a shareholder of SL Industries, Inc., a New Jersey corporation (the "Company"), does hereby appoint Glen M. Kassan and William T. Fejes (with full power to act alone), the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company that the undersigned would be entitled to vote if personally present at the 2012 Annual Meeting of Shareholders of the Company to be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, 65 East 55th Street, New York, New York 10022, on June 5, 2012 at 10:00 A.M., Eastern Time, or at any adjournment or postponements thereof.

The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated May 2, 2012, and a copy of the Company's Annual Report, on Form 10-K, for the year ended December 31, 2011.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS SET FORTH IN PROPOSAL NO. 1 AND "FOR" APPROVAL OF PROPOSAL NO. 2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side